UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland (Physicians Realty Trust) Delaware (Physicians Realty L.P.) (State or other jurisdiction of incorporation or organization)	001-36007 333-205034-01 (Commission File Number)	46-2519850 80-0941870 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Physicians Realty Trust Emerging growth company ☐ Physicians Realty L.P. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Physicians Realty Trust ☐ Physicians Realty L.P. ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K, as filed on July 7, 2017, by Physicians Realty Trust (together with its consolidated subsidiaries, including Physicians Realty L.P., the "Company") and Physicians Realty L.P. (together with its consolidated subsidiaries, the "Operating Partnership") to include historical financial statements and unaudited pro forma financial information required to be filed by Item 9.01 (a) and (b), for the Company’s acquisition, through a subsidiary of the Operating Partnership, of the Baylor Charles A. Sammons Cancer Center, a multi-tenant, on-campus medical office building located in Dallas, Texas and comprising approximately 458,396 net leasable square feet (the “Baylor Cancer Center”) on June 30, 2017.

Item 9.01       Financial Statements and Exhibits

(a)   Financial Statements of Property Acquired.

The following Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.1 which are attached hereto and incorporated herein by reference.

Independent Auditors' Report.

Statements of Revenues and Certain Direct Operating Expenses for the three months ended March 31, 2017 and the year ended December 31, 2016.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

(b)   Unaudited Pro Forma Financial Information.

This Current Report on Form 8-K/A includes unaudited pro forma financial information that gives effect to the acquisition of the Baylor Cancer Center and the 2016 CHI Portfolio (defined below) as if these acquisitions occurred on January 1, 2016. During 2016, the Company completed the acquisition from regional health systems controlled by Catholic Health Initiatives (“CHI”) of 49 medical office facilities representing approximately 3,016,926 net leasable square feet (the "2016 CHI Portfolio"). This pro forma financial information is not necessarily indicative of the expected financial position or results of the Company's or the Operating Partnership's operations for any future period. Differences could result from numerous factors, including future changes in the Company's portfolio of investments, changes in interest rates, changes in the Company's or the Operating Partnership's capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on the Company's existing leases or leases it may enter into during and after 2017, and for other reasons.

The following pro forma financial statements are set forth in Exhibit 99.2 which are attached hereto and incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2017.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheets.

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2017 and the year ended December 31, 2016.

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

(c) Not applicable.

(d) Exhibits

    23.1    Consent of Ernst & Young LLP - Physicians Realty Trust
    23.2    Consent of Ernst & Young LLP - Physicians Realty L.P.
    99.1    Financial Statements of Property Acquired - Baylor Cancer Center
    99.2    Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2017	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date: September 8, 2017	PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP - Physicians Realty Trust
23.2	Consent of Ernst & Young LLP - Physicians Realty L.P.
99.1	Financial Statements of Property Acquired - Baylor Cancer Center
99.2	Unaudited Pro Forma Financial Information

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